The HIT Difference
OCTOBER 2018
WHAT DIFFERENTIATES HIT WITHIN INVESTMENT GRADE FIXED INCOME?

DIVERSIFIES WHILE MAINTAINING KEY CORE FIXED INCOME CHARACTERISTICS

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Actively managed relative to the Bloomberg Barclays US Aggregate Bond Index (Barclays Aggregate) to have higher income, lower credit risk and similar interest rate and prepayment risks. Duration managed to generally within ½ year of the Barclays Aggregate; 97% month-over-month return correlation over past 5 years.

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Holds no corporate bonds, which tend to be correlated with equities. Substitutes prepayment-protected, typically positively convex, high credit quality multifamily mortgage-backed securities (MBS) for all corporates and most Treasuries in the Barclays Aggregate.

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Designed to generate superior risk-adjusted returns to the Barclays Aggregate due to overweighting generally higher yielding multifamily MBS (typically 55 to 75% of the portfolio; most recently over 72%, compared to less than 1% in the Barclays Aggregate).

FITS PRINCIPAL PROTECTION ALLOCATIONS

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Nearly 96% of HIT’s portfolio is Government/Agency credit, AAA securities and cash equivalents. Due to its high credit quality the HIT tends to outperform the Barclays Aggregate during periods of market stress.

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No exposure to corporate bonds or low credit quality securities; has not experienced material credit losses over the past two decades.

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99% of HIT’s investments are very liquid or better due to their high credit quality.

SOCIALLY RESPONSIBLE IMPACT INVESTING

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Focuses on investing in union-built housing projects that create good paying construction jobs and affordable and workforce housing. 100% union labor is required for construction-related directly sourced investments.

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Signatory to UNPRI (Principles of Responsible Investment).

HIT PORTFOLIO ALLOCATION

Based on value of total investments, including unfunded commitments, as of September 30, 2018.

HIGH CREDIT QUALITY

Based on value of total investments, including unfunded commitments, as of September 30, 2018.

Why Invest in the HIT Now?

TRACK RECORD OF COMPETITIVE RETURNS: Returns have exceeded the Barclays Aggregate on gross basis for 24 of past 25 calendar years and on a net basis for 15 of those years.

PRINCIPAL PROTECTION & DIVERSIFICATION: The HIT holds over 92% U.S. Government/Agency credit quality assets and does not invest in corporate bonds. HIT’s investments can provide diversification from corporate bonds and better protection from credit and default risks.

DEFENSIVE DURATION POSITION: In the current
rate environment, the HIT is managing its duration position to be slightly shorter than the Barclays Aggregate to protect against rising interest rates, while continuing to provide an income advantage.

LONG-TERM TRACK RECORD: HIT’s investment strategy is to construct and manage a portfolio with higher yield and credit quality than the Barclays Aggregate by overweighting high credit quality multifamily MBS. This strategy has been consistent for over three decades.

MARKET OUTLOOK: The Federal Reserve is expected to continue gradually normalizing monetary policy amid U.S. economic strength and contained inflation. However, the Fed has indicated that its rate path will remain data dependent. Equity market declines and diminished home affordability may impact consumer spending and investment, pressuring domestic growth. Geopolitical events, including trade tensions between the U.S. and China, may also pose risks to the domestic economy. With increased market volatility, we believe investors should remain diversified and liquid, and should analyze the HIT’s risk/return benefits.

HIT IMPACTS SINCE INCEPTION (1984)*

167.7M hours of union construction work

178,680 total jobs across industries

$11.4B invested in over 500 projects

$29.1B total economic benefits

$11.4B in wages & benefits, $5.7B for union construction workers

109,760 housing units, 66% affordable or workforce housing

HIT’s net performance for the 1-, 3-, 5-, and 10-year periods ended September 30, 2018 was -1.53%, 0.86%, 2.10%, and 3.59%, respectively. The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of HIT’s current prospectus, available at aflciohit.com or by calling 202-331-8055.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company (mutual fund) registered with the Securities and Exchange Commission, managing over $5.8 billion in assets for 385 investors, including union and public employee pension plans and labor organizations.

This document contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of September 30, 2018, unless otherwise noted.

*In 2017 dollars. Jobs, hours of work, and economic benefits are estimates calculated by Pinnacle Economics and the HIT using an IMPLAN input-output model based on project data from the HIT and its subsidiary Building America.

AFL-CIO HOUSING INVESTMENT TRUST

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com